Deposit Liabilities	12 Months Ended
Dec. 31, 2013
Deposit Contract Liabilities [Abstract]
Deposit liabilities
Deposit Liabilities
The Company has entered into certain insurance and reinsurance policies that transfer insufficient risk under GAAP to be accounted for as insurance or reinsurance transactions and are recognized as deposits. These structured property and casualty agreements have been recorded as deposit liabilities and are initially matched by an equivalent amount of investments. The Company has investment risk related to its ability to generate sufficient investment income to enable the total invested assets to cover the payment of the ultimate liability. See Note 5, “Investments,” for further information relating to the Company’s net investment income as well as realized and unrealized investment (losses) gains. Each deposit liability accrues at a rate equal to the internal rate of return of the payment receipts and obligations due during the life of the agreement. Where the timing and/or amount of future payments are uncertain, cash flows reflecting the Company’s actuarially determined best estimates are utilized. Deposit liabilities are initially recorded at an amount equal to the assets received.
At December 31, 2013 and 2012 total deposit liabilities were $1.5 billion and $1.6 billion, respectively. For the years ended December 31, 2013, 2012 and 2011 interest expense of $48.0 million, $66.3 million and $51.3 million, respectively, was recorded related to the accretion of deposit liabilities.